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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               November 15, 1995
                       (Date of earliest event reported)

                                ITT CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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
           DELAWARE                        1-5627                       13-5158950
(State or Other Jurisdiction of    (Commission File Number)          (I.R.S. Employer
        Incorporation)                                            Identification Number)
  1330 AVENUE OF THE AMERICAS, NEW YORK, NEW                    10019-5490
                      YORK
   (Address of Principal Executive Offices)                     (Zip Code)
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              Registrant's telephone number, including area code:
                                 (212) 258-1000

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) EXHIBITS.

         (4) -- Definitive Forms of Debenture relating to the Registrant's Registration No. 33-45756 on Form S-3 with respect to which the Registrant commenced an offering on November 10, 1995 of $250,000,000 principal amount of 7.40% Debentures due November 15, 2025.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ITT CORPORATION

                                          By:    /s/ WALTER F. DIEHL, JR.
                                                 -------------------------
                                                    Walter F. Diehl, Jr.
                                                     Vice President and
                                                 Associate General Counsel

Dated November 16, 1995
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                                 EXHIBIT INDEX

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EXHIBIT NO.                                  DESCRIPTION                                LOCATION
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
  4          --   Forms of 7.40% Debenture Due November 15, 2025....................  Filed Herewith
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